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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  June 28, 2002

        Credit Suisse First Boston Mortgage Securities Corporation
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         (Exact Name of Registrant as Specified in Its Charter)


   Delaware                         333-53012-06              13-3320910
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                    File Number)          Identification No.)


11 Madison Avenue, New York, New York                        10010
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (410) (212) 325-2000


(Former Name or Former Address, if Changed Since Last Report)


(Address of Principal Executive Offices)                        (Zip Code)


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

An Amendment No. 1 to Pooling and Servicing Agreement dated as of June 28, 2002, was executed with respect to the Pooling and Servicing Agreement dated as of December 11, 2001 (the "Pooling and Servicing Agreement"), by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Midland Loan Services, Inc., as Master Servicer and Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee, with respect to the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
Series 2001-CK6.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of businesses acquired:

                Not applicable.

        (b)     Pro forma financial information:

                Not applicable.


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        (c)     Exhibits:

                Exhibit No.:        Description:

                4.1 Amendment No. 1 to Pooling and Servicing Agreement dated as of June 28, 2002.

Item 8.  CHANGE IN FISCAL YEAR.

        Not applicable.

Item 9.  REGULATION FD DISCLOSURE.

        Not applicable.



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 29, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORPORATION (Registrant)

By: /s/ Jeffrey A. Altabef
Name:   Jeffrey A. Altabef
Title:  Vice President



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EXHIBIT INDEX

The following exhibits are filed herewith:


Exhibit No.:            Description:

   4.1 Amendment No.1 to Pooling and Servicing Agreement dated as of June 28, 2002.